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                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              BJB INVESTMENT FUNDS
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:

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(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration No.:
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(3) Filing Party:
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(4) Date Filed:
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
                  BJB INVESTMENT FUNDS: BJB GLOBAL INCOME FUND
                               330 MADISON AVENUE
                               NEW YORK, NY 10017

                                                                    June 8, 1998

Dear Valued Client:

     The enclosed proxy materials relate to a Special Meeting of Shareholders of the BJB Global Income Fund, (the 'Fund'), a series of the BJB Investment Funds, to be held on June 29, 1998 at 10:00 a.m., Eastern Daylight Time, here in our offices at 330 Madison Avenue, New York, NY 10017 (the 'Meeting').

     At the Meeting, Shareholders will be asked to approve a new Advisory Agreement (the 'New Advisory Agreement') between the BJB Investment Funds and Bank Julius Baer & Co., Ltd., New York Branch ('BJB-NY'). As part of a reorganization taking place, your Trustees unanimously voted to appoint BJB-NY, an affiliate of Julius Baer Investment Management, the current investment adviser to the Fund, to serve as investment adviser effective July 1, 1998. The Trustees recommend that Shareholders approve the New Advisory Agreement with BJB-NY at the Meeting.

     The terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement, except for different effective and termination dates and the addition of certain administrative and shareholder services provided by BJB-NY under a current Servicing Agent Agreement. The fees paid under the New Advisory Agreement will be identical to the fees paid under the Current Advisory Agreement.

     Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, YOUR VOTE IS NEEDED. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

     Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                         Sincerely yours,

                                         Michael Quain
                                         President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

Thank you for your cooperation and prompt attention to this matter.

                  BJB INVESTMENT FUNDS: BJB GLOBAL INCOME FUND
                               330 MADISON AVENUE
                               NEW YORK, NY 10017

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 29, 1998

To the Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of The BJB Global Income Fund, (the 'Fund'), a series of BJB Investment Funds (the 'Trust'), will be held at the offices of the Trust at 10:00 a.m. Eastern Daylight Time, on June 29, 1998, for the following purposes:

     1. To approve or disapprove a new Advisory Agreement between the Trust and Bank Julius Baer & Co., Ltd., New York Branch (the 'Adviser') on behalf of the BJB Global Income Fund as described in the attached Proxy Statement.

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Trustees of the Fund has fixed the close of business on May 27, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Trustees


                                             MICHAEL QUAIN
                                             Secretary

June 8, 1998

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                  BJB INVESTMENT FUNDS: BJB GLOBAL INCOME FUND
                               330 MADISON AVENUE
                               NEW YORK, NY 10017

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 29, 1998

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board') of the BJB Investment Funds (the 'Trust'), to be voted at a Special Meeting of Shareholders of the BJB Global Income Fund (the 'Fund'), a separate series of the Trust to be held on June 29, 1998, at 10:00 a.m. Eastern Daylight Time at the offices of the Trust, and at any adjournments thereof (collectively, the 'Meeting'). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to shareholders (the 'Shareholders') on or about June 8, 1998.

     At the Meeting, Shareholders will be asked to consider and vote upon the following:

     1. To approve or disapprove a new Advisory Agreement between the Trust and Bank Julius Baer & Co., Ltd., New York Branch (the 'Adviser') on behalf of the BJB Global Income Fund as described in the attached Proxy Statement.

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Proxy solicitations will be made, beginning on or about June 8, 1998, primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of the Trust as well as by Investors Bank & Trust Company (the 'Administrator'), the administrator of the Fund. Investors Bank & Trust Company is located at 200 Clarendon Street, Boston, MA 02116. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be allocated between the Adviser and the Fund in a reasonable manner to be determined by the Board.

     The Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997, containing audited financial statements, may be obtained, without charge, by calling 1-800-435-4659 or writing to the Fund's transfer agent, Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204-1806. The Trust's principal underwriter is Funds Distributor, Inc. ('FDI'), a wholly owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services. The principal executive offices of FDI are located at 60 State Street, Boston, Massachusetts 02109.

     The Fund has one class of shares of beneficial interest. Each Share has a par value of $.001 per share (the 'Shares'). On May 27, 1998, the record date, there were 979,023.867 Shares of the Fund outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Special Meeting, with pro rata voting rights for any fractional shares. The tellers appointed for the Special Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Any

Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

              APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT
             BETWEEN THE TRUST ON BEHALF OF BJB GLOBAL INCOME FUND
               AND BANK JULIUS BAER & CO., LTD., NEW YORK BRANCH

BACKGROUND

     The BJB Investment Funds (the 'Trust'), was organized on April 30, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992. There are two series in the Trust, the BJB Global Income Fund and the BJB International Equity Fund. Since the organization of the Trust, Julius Baer Investment Management Inc. ('JBIM') has served as adviser to the BJB Global Income Fund. Bank Julius Baer & Co., Ltd., New York Branch ('BJB-NY'), has served as adviser to the BJB International Equity Fund since its inception in October 1993.

     Fund management proposes that BJB-NY replace JBIM as adviser to BJB Global Income Fund as part of a consolidation of advisory services and portfolio transaction functions for the Trust within a unified structure in order to more efficiently provide advisory and portfolio services to the Trust. Fund management believes that shareholders may benefit from a switch to a slightly different investment style. As investment adviser to the Fund, BJB-NY will manage the Fund in a style which is more dollar-weighted, and as a result less currency sensitive, than the style employed by JBIM.

     Fund management believes that this new style will be preferred by prospective investors and will lead to an increase in the assets of the Fund which will result in a lower expense ratio for the Fund. Fund management also believes that operational and administrative advantages and potential reduction of certain Fund expenses may be gained by consolidating each of the funds in the Trust to the same Adviser. Fund management also informed the Board that it is expected that the Fund will also benefit by having an adviser located in the United States as this will provide greater availability to the adviser for the Board's Shareholders and potential investors. Fund management also noted the superior recent performance of BJB-NY with respect to the BJB International Equity Fund relative to that fund's peer group, although past performance can be no guarantee of future results. BJB-NY already serves as the servicing agent for the Fund, and the Board believes certain operational and administrative efficiencies may be obtained by having the same entity act as investment adviser and servicing agent. At a special Board meeting on May 21, 1998 (the 'Special Board Meeting'), the Board unanimously approved the change in adviser from JBIM to BJB-NY, subject to Shareholder approval.

     There can be no guarantee that the Fund will achieve the expected benefits of the change in adviser, including increased asset levels, administrative efficiencies and a lower expense ratio.

     The Board recommends that the Shareholders of the BJB Global Income Fund approve a new advisory agreement (the 'New Advisory Agreement') between the Trust and BJB-NY. Shareholders are asked to approve the New Advisory Agreement in accordance with the requirements of the

Investment Company Act of 1940, as amended (the '1940 Act'). The New Advisory Agreement is the same in all substantive respects to the current advisory agreement, as amended (the 'Current Advisory Agreement'), dated June 23, 1992, in effect between the Trust and JBIM, the Fund's current investment adviser, except for different effective and termination dates and the addition of certain administrative and shareholder services provided by BJB-NY under a current servicing agent agreement. A copy of the New Advisory Agreement is set forth as
Exhibit I to this Proxy Statement. THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUND. Servicing agent fees currently paid to BJB-NY out of the advisory fees earned by JBIM will be covered by the advisory fees paid to BJB-NY under the New Advisory Agreement.

     The New Advisory Agreement was approved by the Board, including a majority of the trustees who are not parties to the Agreement or interested person of such parties ('independent trustees'), at a meeting held on May 21, 1998. In determining whether it was appropriate to approve the New Advisory Agreement and recommend its approval to Shareholders, the Board, including the independent trustees, reviewed and considered, among other things, the nature and quality of the services to be provided by BJB-NY, the qualifications of the personnel at BJB-NY and their methods of portfolio analysis, the past investment performance of BJB-NY in managing separate accounts with investment objectives and policies similar to the Fund and managing the BJB International Equity Fund, and the level of advisory fees to be paid compared to industry averages and the fact that such fees are the same as under the Current Advisory Agreement.

     At the Special Board Meeting the Board also approved a change in the Fund's investment policies to permit the Fund to invest in corporate bonds rated 'A' or above by Moody's or by Standard & Poors at the time of purchase. Previously the Fund was not allowed to invest in corporate bonds rated below 'AA' by Moody's or Standard & Poors at the time of purchase. Bonds rated 'AA' qualify as high quality debt obligations. Bonds rated 'A' have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

INFORMATION REGARDING BANK JULIUS BAER & CO., LTD., NEW YORK BRANCH

     Bank Julius Baer & Co., Ltd., New York Branch is a branch of Bank Julius Baer & Co. Ltd., a Swiss bank that has over 50 years experience in international portfolio management. As of March 31, 1998, BJB-NY had assets under management of approximately $1.4 billion. The principal executive office of BJB-NY is located at 330 Madison Avenue, New York, NY, 10017. The principal executive office of Bank Julius Baer & Co., Ltd. is in Zurich, Switzerland.

     BJB-NY currently serves as the investment adviser to the BJB International Equity Fund, the only other series in the Trust. Prior to August 5, 1994, BJB-NY also served as sub-adviser to the Fund. BJB-NY also currently acts as servicing agent to the Fund, providing certain administrative and shareholder services that are not provided by the Administrator. BJB-NY will continue to provide those administrative and shareholder servicing services to the Fund under the New Advisory Agreement. BJB-NY is affiliated with JBIM, the current investment adviser to the Fund.

                 DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT
                         AND THE NEW ADVISORY AGREEMENT

     Except for different effective and termination dates and the addition of certain administrative and shareholder services provided by BJB-NY under a current servicing agent agreement, the terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement. THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUND. Servicing agent fees currently paid to BJB-NY out of the advisory fees earned by JBIM will be covered by the advisory fees paid to BJB-NY under the New Advisory Agreement. The New Advisory Agreement is attached to this Proxy Statement as
Exhibit I, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

CURRENT ADVISORY AGREEMENT

     Under the Current Advisory Agreement JBIM, as investment adviser, in return for its fee, and subject to the control and supervision of the Board and in conformance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board, manages the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of JBIM to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. In addition to making investment decisions, JBIM exercises voting rights in respect of portfolio securities for the Fund. Under the Current Advisory Agreement JBIM provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. JBIM also provides the Fund with investment research and whatever statistical information the Fund may reasonably request with respect to securities the Fund holds or contemplates purchasing. The Current Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of JBIM, or (ii) reckless disregard by JBIM of its obligations and duties under the Current Advisory Agreement, JBIM shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement. JBIM is indemnified by the Fund under the Current Advisory Agreement.

     The Current Advisory Agreement was executed on June 23, 1992, and was last approved by the Shareholders at that time. The Current Advisory Agreement was initially a one-year agreement with annual continuances approved by the Board of Trustees of the Trust. The Trustees, including the Trustees who were 'non-interested', last approved the Current Advisory Agreement at a meeting of the Board of Trustees on June 26, 1997. The Current Advisory Agreement may be terminated at any time, without payment of any penalty, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by JBIM, in each case on 60 days' written notice. As required by the 1940 Act, the Current Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

     Under the Current Advisory Agreement JBIM receives a fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, the Fund paid JBIM $91,644 in investment advisory fees pursuant to its Advisory Agreement. Out of the fee it received, JBIM then paid BJB-NY the fees it earned under the Servicing Agent Agreement. As Servicing Agent to the Fund, BJB-NY received a fee calculated at an annual rate of 0.15% of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, BJB-NY received $21,148 in fees as Servicing Agent. As the Servicing Agent to the Fund, BJB-NY responds to shareholder inquiries and provides office space, office supplies, secretarial services and other services to the Fund.

NEW ADVISORY AGREEMENT

     The New Advisory Agreement is identical to the Current Advisory Agreement except for different effective and termination dates and the addition of certain administrative and shareholder services provided by BJB-NY under a current Servicing Agent Agreement. The New Advisory Agreement provides that BJB-NY, as Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformity with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, will manage the investment and reinvestment of assets of the Fund. In this regard, it will be the responsibility of BJB-NY to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser will exercise voting rights in respect of portfolio securities for the Fund. The New Advisory Agreement states that BJB-NY will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the New Advisory Agreement, but excluding pricing and bookkeeping services. BJB-NY will also provide the Fund with investment research and whatever statistical information the Fund may reasonably request with respect to securities the Fund holds or contemplates purchasing. The New Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of BJB-NY, or (ii) reckless disregard by BJB-NY of its obligations and duties under the New Advisory Agreement, BJB-NY shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement. BJB-NY will be indemnified by the Fund under the Current Advisory Agreement.

     In addition to assigning the role of investment adviser to BJB-NY, the New Advisory Agreement also incorporates the servicing agent role BJB-NY has already been serving in for the Fund. As the servicing agent for the Fund, BJB-NY performs administrative support services for Shareholders, including, but not limited to, responding to Shareholder inquiries, providing the Fund with office space and coordinating annual reports to the Shareholders.

     If approved by Shareholders, the New Advisory Agreement shall remain in full force and effect for two years from July 1, 1998 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not 'interested persons' of the Trust or of the Adviser. The

New Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by BJB-NY, in each case on 60 days' written notice. As required by the 1940 Act, the New Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

     Under the New Advisory Agreement BJB-NY will receive a fee computed daily calculated at an annual rate of 0.65% of the Fund's average daily net assets. In addition to becoming investment adviser to the Fund, BJB-NY will continue to provide the administrative and shareholder services that it has been providing in its role as servicing agent to the Fund under the New Advisory Agreement. Under the Current Advisory Agreement JBIM pays BJB-NY its servicing agent fee out of the Advisory fees JBIM earns from the Fund. Under the New Advisory Agreement, both the advisory services and the servicing agent services will be combined into one agreement and BJB-NY will receive the same fee under the New Advisory Agreement that JBIM receives under the Current Advisory Agreement. The New Advisory Agreement will not result in a change in advisory fees paid by the Fund.

     There are no arrangements or understandings in connection with the proposed New Advisory Agreement with respect to the composition of the board of directors of BJB-NY or the Board of Trustees of the Trust or with respect to the selection or appointment of any person to any office with either of them.

                        RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of the New Advisory Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of the Fund. Abstentions and broker non-votes have the effect of a negative vote on the proposal to approve the New Advisory Agreement. If the Shareholders of the Fund fail to approve the New Advisory Agreement, JBIM will continue to serve as adviser to the Fund in a manner consistent with the 1940 Act.

     The Trustees recommend that Shareholders vote to approve the New Advisory Agreement.

              PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF BJB-NY

     The name and principal occupation of BJB-NY's principal executive officer and each director or general partner is set forth below. The address for each person listed below is 330 Madison Avenue, New York, NY 10017.

                                              CURRENT
NAME, ADDRESS                          POSITION WITH ADVISER             PRINCIPAL OCCUPATION
------------------------------------   ---------------------   -----------------------------------------
Bernard Spilko* ....................   General Manager &       General Manager & Senior Vice President
                                       Senior Vice President   of Bank Julius Baer & Co., Ltd., New York
                                                               Branch; Managing Director of Julius Baer
                                                               Securities Inc.; Chairman of the Trust,
                                                               BJB Investment Funds; Chairman of the
                                                               Board of The European Warrant Fund, Inc.

Joachim Straehle* ..................   Deputy Branch Manager   Deputy Branch Manager and Senior Vice
                                       and Senior Vice         President of Bank Julius Baer & Co.,
                                       President               Ltd., New York Branch, since 1998; Vice
                                                               President of BJB Investment Funds since
                                                               1998; Vice President of The European
                                                               Warrant Fund, Inc. since 1998.

Richard C. Pell* ...................   First Vice President    First Vice President & Chief Investment
                                                               Officer of Bank Julius Baer & Co., Ltd,
                                                               New York Branch, since 1995. Prior to
                                                               1995, Vice President & Head Global Fixed
                                                               Income, Bankers Trust Co., New York; Vice
                                                               President, BJB Investment Funds

Rudolph-Raid Younes* ...............   Vice President          Vice President of Bank Julius Baer & Co.,
                                                               Ltd., New York Branch, since 1993. Prior
                                                               to 1993, Associate Director, Portfolio
                                                               Management International, Swiss Bank
                                                               Corp., since 1991; Vice President, BJB
                                                               Investment Funds

                                              CURRENT
NAME, ADDRESS                          POSITION WITH ADVISER             PRINCIPAL OCCUPATION
------------------------------------   ---------------------   -----------------------------------------
Michael K. Quain* ..................   Vice President          Vice President of Bank Julius Baer & Co.,
                                                               Ltd., New York Branch and Julius Baer
                                                               Securities Inc.; President, Treasurer and
                                                               Chief Financial Officer and Secretary of
                                                               The European Warrant Fund, Inc.;
                                                               President, Treasurer and Chief Financial
                                                               Officer and Secretary of BJB Investment
                                                               Funds


Nuri Benturk* ......................   Vice President          Vice President of Bank Julius Baer & Co.,
                                                               Ltd., New York Branch; Vice President,
                                                               BJB Investment Funds.

------------------

* Officer of BJB-NY who is also an officer of the Trust.

     Other officers of BJB-NY are Francoise M. Birnholz (Senior Vice President), Edward Clapp (First Vice President), Hanson Liang (First Vice President), Brian Ach (Vice President), Jeanette Attina (Vice President), Robin Bloom (Vice President), John H.S. Boys (First Vice President), David Broder (Vice President), Sin Chiu (Vice President), Keith D. Christopher (Vice President), Philip T. Ciriello (Management Committee), Paula Ciriliano (Vice President), Michael DiLed (Vice President), Denise Downey (Vice President), Balz Eggimann (Management Committee), Peter Embiricos (Vice President), Cono Gallo (First Vice President), Gary Goldschmidt (First Vice President), Marian Hayden (Vice President), Josef A. Huber (First Vice President), E. Gary Lespinasse (Management Committee), Mark Linnan (Management Committee), Maria Lipton (First Vice President), Rene Meyer (Vice President), Larry Millman (First Vice President), Brenda Pimental (Vice President), Alphonse Pugliese (Vice President), Manuel Reyes (First Vice President), Terence Reynolds (Vice President), Ashley Richards (First Vice President), Sadakichi Robbins (Vice President), Michael Rosen (Vice President), Tanya Rozina (Vice President), Susan Scarborough (Vice President), Urs G. Schwytter (Management Committee), Walter J. Simon (First Vice President), Dominique Spillman (Vice President), Benjamin Strauss (Vice President), Elaine Taranto (Vice President), David Taylor (First Vice President), Vasili Tsamis (First Vice President), Oskar Weiss (First Vice President).

     As of May 27, 1998, the trustees and officers of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares.

     The following table sets forth, as of May 27, 1998, the beneficial ownership of the Fund's capital stock by each person known by the Fund to own 5% or more of the Fund's voting securities.

NAME AND ADDRESS OF OWNER                                               NUMBER OF SHARES    PERCENT OF CLASS
---------------------------------------------------------------------   ----------------    ----------------

Harry Frisch and Lilo Frisch ........................................      118,182.436            12.07%
  (beneficial owners)
  c/o Bank Julius Baer & Co., Ltd.
  330 Madison Avenue
  New York, New York 10017

Robert C. Wetenhall .................................................      192,203.793            19.63%
  (beneficial owner)
  c/o Bank Julius Baer & Co., Ltd.
  330 Madison Avenue
  New York, New York 10017

Robert L. Freedman and Ann L. Freedman ..............................       83,801.097             8.55%
  (beneficial owners)
  c/o Bank Julius Baer & Co., Ltd.
  330 Madison Avenue
  New York, New York 10017

                                 MISCELLANEOUS

     Definition of Majority. 'Majority of the outstanding voting securities' means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     Methods of Tabulation. Shares represented by proxies that reflect abstentions and 'broker non-votes' (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

     The tellers will count the total number of votes cast 'for' approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal.

     In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting.

     Broker Commissions. During the fiscal year ended October 31, 1997, no commissions were paid to brokers affiliated with JBIM.

     Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                       EXHIBIT I

                             NEW ADVISORY AGREEMENT

     BJB Investment Funds (the 'Trust'), a business trust organized under the law of The Commonwealth of Massachusetts, entered into an investment advisory agreement with Bank Julius Baer & Co., Ltd., New York Branch (the 'Adviser'), a corporation organized under the laws of the state of Delaware, as of July 1, 1998. The Trust herewith confirms its agreement with the Adviser to enter into such agreement in its entirety. Investment advisory services will be provided by the Adviser in connection with the Trust's BJB Global Income Fund (the 'Fund') as follows:

     i. Investment Description; Appointment

     The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Registration Statement and Master Trust Agreement have been or will be submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     ii. Services as Investment Adviser

     Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (1) act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, (2) manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, (3) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and (4) place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     In addition, Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative and shareholder services to the extent that no other party is obligated to perform them on behalf of the Fund: (1) furnishing certain internal executive and administrative services; responding to shareholder inquiries; and providing stationery and office supplies in connection with the foregoing; (2) providing the Fund with office space (which may be the Adviser's own offices); (3) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees; (4) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders; (5) assisting in the preparation of the Fund's tax returns; (6) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations; (7) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them; and (8) furnishing to the Board of Trustees quarterly written reports which set out the amounts expended under the Distribution and Shareholder Services Plans and the purposes for which those expenditures were made.

     In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the Trust's Registration Statement, as amended from time to time.

     iii. Brokerage

     In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

     iv. Information Provided to the Trust

     The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

     v. Standard of Care

     The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ('disabling conduct'). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not 'interested persons' of the Trust or (b) an independent legal counsel in a written opinion.

     vi. Compensation

     (1) In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser after the end of each calendar quarter a fee for the previous quarter calculated at an annual rate of .65 of 1.00% of the Fund's average daily net assets.

     (2) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.

     vii. Expenses

     The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meeting of the shareholders of the Fund and of the officers or Board of Trustees of the Trust, membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended, and pursuant to a Shareholder Services Plan.

     viii. Services to Other Companies or Accounts

     The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind of nature.

     ix. Term of Agreement

     This Agreement shall become effective as of the date first written above and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a 'majority' (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not 'interested persons' (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

     x. Representation by the Trust

     The Trust represents that copy of its Master Trust Agreement, dated April 30, 1992 together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts.

     xi. Limitation of Liability

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement.

The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

     xii. Miscellaneous

     If both the Adviser and the Sub-Adviser and Servicing Agent cease to act as investment advisers to the Fund, the Trust agrees that, at the request of either of them, the Trust's license to use 'BJB' or any variation thereof indicating a connection to either of those entities will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include 'BJB' or any such variation.

     xiii. Entire Agreement

     This Agreement constitutes the entire agreement between the parties hereto.

     xiv. Governing Law

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                        Very truly yours,


                                        BJB INVESTMENT FUNDS


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

Accepted:


BANK JULIUS BAER & CO., LTD., NEW YORK BRANCH


By:
   ------------------------------------------
   Name:
   Title:

                              BJB INVESTMENT FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoints Michael Quain or Andrew S. Josef, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The BJB Global Income Fund (the 'Fund') which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York on June 29, 1998 at 10:00 a.m. Eastern Daylight Time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

    Please indicate your vote by an 'X' in the appropriate boxes below.

    This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

  ______________________________________________________________________________

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

1. To approve or disapprove a new Advisory Agreement between the BJB Global Income Fund and Bank Julius Baer & Co., Ltd., New York Branch as described in the attached Proxy Statement.

                      / / FOR    / / AGAINST    / / ABSTAIN

                                                   Date ________________________
                                                   _____________________________
                                                   _____________________________
                                                    Signature(s), (Title(s), if
                                                            applicable)
                                                   NOTE: Please sign exactly as
                                                   your name appears on this
                                                   Proxy. If joint owners,
                                                   EITHER may sign this Proxy.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or
                                                   corporate officer, please
                                                   give your full title.

             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE
                 PROVIDED